UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2004

Commonwealth Bankshares, Inc.

(Exact name of small business issuer in its charter)

Virginia	01-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

403 Boush Street, Norfolk, Virginia 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (757) 446-6900

Item 9. Regulation FD Disclosure

On July 16, 2004, Commonwealth Bankshares, Inc. issued a press release announcing the acquisition of Community Home Mortgage of Virginia, Inc., a mortgage brokerage firm that originates, processes and sells residential mortgages throughout Virginia and Maryland. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commonwealth Bankshares, Inc.

Date: July 16, 2004	By:	/s/ Cynthia A. Sabol, CPA
	Name:	Cynthia A. Sabol, CPA
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 16, 2004.